                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 22, 2004


                            LINDSAY MANUFACTURING CO.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-13419                      47-0554096
------------------------      ------------------------    ----------------------------
(State of Incorporation)      (Commission File Number)    (IRS Employer Identification
                                                                     Number)


               2707 North 108th Street
                         Suite 102
                  Omaha, Nebraska                                68164
         ----------------------------------------               ---------
         (Address of principal executive offices)               (Zip Code)


                                 (402) 428-2131
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 22, 2004, Lindsay Manufacturing Co. (the "Company") entered into a Second Amendment (the "Amendment") to the Employment Agreement (the "Agreement") between the Company and Richard W. Parod, President and Chief Executive Officer of the Company. This Amendment extended the term of the Agreement for two additional years so that the term shall continue in effect until April 5, 2007. A copy of the Amendment is filed as Exhibit 10(a) hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number   Description

         10(a) Second Amendment to Employment Agreement, dated December 22, 2004, between the Company and Richard W. Parod




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 2004              LINDSAY MANUFACTURING CO.


                                       By: /s/ David Downing
                                           ------------------------------------
                                           David Downing, Vice President and
                                             Chief Financial Officer